CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the reference to our Firm under the caption "Independent Accountants" in the Prospectuses and in the Statement of Additional Information incorporated by reference in this Post-Effective Amendment No. 43 to the Registration Statement of The Victory Portfolios on Form N-1A (File No. 33-8982).



                                                 /s/PricewaterhouseCoopers LLP
                                                    PricewaterhouseCoopers LLP


Columbus, Ohio
August 27, 1998